March 30, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Imperial CMB Trust Series 1997-1 Collateralized Asset-Backed Bonds; File No. 33-23387

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of IMH Assets Corp. (as depositor under the Trust Agreement, dated as of May 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1997-1 is a Current Report on Form 8-K. The Imperial CMB Trust Series 1997-1 (the "Issuer") will issue $348,073,445 aggregate principal amount of Collateralized Asset-Backed Bonds, Series 1997-1 (the "Bonds"). The Bonds will be issued pursuant to an Indenture to be dated as of May 1, 1997, between the Issuer and Bankers Trust Company of California, N.A.

          The Bonds will represent indebtedness of the trust fund (the "Trust Fund") created by the Trust Agreement. The Trust Fund will consist of adjustable-rate, conventional, on- to four-family, first lien mortgage loans (the "Mortgage Loans"). In addition, the Bonds will have the benefit of an irrevocable and unconditional financial guaranty insurance policy (the "Bond Insurance Policy") issued by AMBAC Indemnity Corporation (the "Bond Insurer") as described under "Description of the Bonds-Bond Insurance Policy" of the Prospectus Supplement dated May 22, 1997.

          The Bonds were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Imperial CMB Trust Series 1997-1 Collateralized Asset-Backed Bonds Series, 1997-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 26, 1997


                        IMPERIAL CMB TRUST SERIES 1997-1
          (as issuer under the Indenture, dated as of May 1, 1997, providing for the issuance of Collaterialized Asset-Backed Bonds Series , 1997-1).


                        IMPERIAL CMB TRUST SERIES 1997-1
             (Exact name of Registrant as specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              333-23387                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


              c/o WILMINGTON TRUST COMPANY
              RODNEY SQUARE NORTH
              1100 NORTH MARKET STREET
              WILMINGTON, DELAWARE                      19890
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1997.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of May 1, 1997.


          Date:  March 30, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 1997.                                    5


          IMH ASSETS CORP. IMPERIAL CMB TRUST SERIES 1997-1
          COLLATERALIZED MORTGAGE BONDS SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                    PRIOR
                    ORIGINAL        PRINCIPAL
          CLASS     FACE VALUE      BALANCE         INTEREST      PRINCIPAL
          BONDS     348,073,445.00  300,524,331.82  1,544,945.50  12,335,638.08

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          13,880,583.58   0.00            0.00            288,188,693.74

          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          348,073,445.00  300,524,331.82  1,544,945.50   12,335,638.08

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          13,880,583.58   0.00            0.00           288,188,693.74

          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          BONDS   452628AB6  863.393448   4.438562   35.439756   39.878318

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          827.953692         5.970000%             6.345000%


          SELLER:  ICI Funding Corporation  ADMINISTRATOR:  David Arnold
          SERVICER:  ICI Funding Corporation            Bankers Trust Company
          LEAD UNDERWRITER:   Bear, Stearns & Co. Inc   3 Park Plaza
                              and Morgan Stanley & Co.  Irvine, CA 92614
          RECORD DATE:        November 28, 1997
          DISTRIBUTION DATE:  December 26, 1997
          FACTOR INFORMATION: (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company